UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 20, 2003


                        GLOBAL FREIGHT INTEGRATORS, INC.
               (Exact name of Registrant as specified in charter)


          Nevada                         000-26687                 88-0429812
(State or other jurisdiction           (Commission             (I.R.S. Employer
     of incorporation)                 File Number)             Identification)


         7025 E. 1st Avenue, Suite 5
              Scottsdale, AZ                                          85251
 (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 945-2232


                            ENERGY RIVER CORPORATION
                           7898 E. Acoma Dr. Ste: 209
                              Scottsdale, AZ. 85260
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On February 20, 2003 Corporate Communications Network, Inc. (the "CCN") and Energy River Corporation (the "Issuer" or "ERVC") finalized a subscription agreement involving a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The following material terms and conditions are reflected in the subscription agreement that has been adopted by the Board of Directors of both companies and ratified by the controlling Shareholders of the Issuer in an action by written consent.

     On the execution date of the subscription agreement, CCN and/or its designee(s) will purchase an aggregate of 42,000,000 newly issued shares of ERVC common stock (the "Purchased Shares"). In consideration for the Purchased Shares, the CCN paid to ERVC $25,000 in cash and assumed accounts payable, and which the Company shall acknowledge as fair, just and reasonable compensation for the Purchased Shares. The shares exchanged in this transaction shall be restricted securities as that term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the "Securities Act").

     The Agreement contains the basic terms and conditions set forth herein together with such other representations, warranties, covenants, terms, indemnities and conditions as would be usual and customary for a transaction of this nature and which are mutually agreeable to the parties. In addition, the Agreement shall be subject to review authorization by the appropriate state and federal regulatory bodies.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

     There are no loans or pledges obtained by the new control group for the purpose of acquiring control.

     ERVC has tendered to the CCN the resignation of each of the officers and directors of ERVC effective seriatim on that date, with such vacancies filled by the nominees of ERVC, and who shall serve until the next annual shareholder's meeting. The new directors and officers of the registrant are to be as follows:

              Name                             Position
              ----                             --------
         Raymond Bills                  President and Director
         Jamie Kerr                     Secretary, Treasure, and Director

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
ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) NAME CHANGE

     On March 11, 2003, ENERGY RIVER CORPORATION changed its name to GLOBAL FREIGHT INTEGRATORS, INC.

b.) CHANGE OF ADDRESS

     The new address for the Company is 7025 East 1st Avenue, Suite 5, Scottsdale, Arizona 85251. The new telephone number for the business is 480-945-2232.

ITEM 7(c). EXHIBITS

     99.1 Subscription Agreement executed February 20, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date:  March 19, 2003              GLOBAL FREIGHT INTEGRATORS, INC.


                                   By: /s/ Raymond Bills
                                      --------------------------
                                      Raymond Bills, President

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